Summary Prospectus and Statutory Prospectus Supplement dated July 29, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses of the Fund listed below:
Invesco Rochester® Municipal Opportunities Fund
This supplement amends the Summary and Statutory Prospectuses for the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Effective July 30, 2021, the Fund elects to change its broad measure of market performance from the Bloomberg Barclays Municipal Bond Index to the S&P Municipal Bond High Yield Index. In addition, effective July 30, 2021, the Fund elects to change its additional index with characteristics relevant to the Fund from the U.S. Consumer Price Index to the Custom Invesco Rochester Municipal Opportunities Index (80% S&P Municipal Bond High Yield Index / 20% S&P Municipal Bond Investment Grade Index), which the Fund believes is a more appropriate additional index with characteristics relevant to the Fund. As a result, the performance table appearing under the heading "Fund Summary - Performance Information - Average Annual Total Returns" in the prospectuses is replaced in its entirety as set forth below. The performance table compares the Fund's performance to that of its new broad measure of market performance, its prior broad measure of market performance, its new additional index, and its prior additional index.
Average Annual Total Returns (for the periods ended December 31, 2020)	Inception Date	1 Year	5 Years	10 Years
Class A:

Return Before Taxes	10/1/1993	1.37%	7.18%	7.80%

Return After Taxes on Distributions		1.33	7.16	7.79

Return After Taxes on Distributions and Sale of Fund Shares		2.71	6.74	7.49

Class C:	8/29/1995	4.26	7.40	7.65

Class Y:	11/29/2010	6.13	8.36	8.48

Class R5:	5/24/2019	6.61	8.29[1]	8.36[1]

Class R6:	5/24/2019	6.22	8.21[1]	8.33[1]

S&P Municipal Bond High Yield Index (reflects no deduction for fees, expenses or taxes)[2]		6.00	6.42	7.23

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[2]		5.21	3.91	4.63

Custom Invesco Rochester Municipal Opportunities Index (reflects no deduction for fees, expenses or taxes)[2]		5.82	5.87	6.69

U.S. Consumer Price Index (reflects no deduction for fees, expenses or taxes)[2]		1.36	1.95	1.74

1 Performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to that class.
2 The Fund elects to use the S&P Municipal Bond High Yield Index to represent its broad measure of market performance rather than the Bloomberg Barclays Municipal Bond Index because the Fund believes the S&P Municipal Bond High Yield Index is a more appropriate broad measure of Fund performance. In addition, the Fund elects to use the Custom Invesco Rochester Municipal Opportunities Index (80% S&P Municipal Bond High Yield Index / 20% S&P Municipal Bond Investment Grade Index) to represent its additional index with characteristics relevant to the Fund rather than the U.S. Consumer Price Index, because the Fund believes the Custom Invesco Rochester Municipal Opportunities Index is a more appropriate additional index with characteristics relevant to the Fund.
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